File No. 33-50993     CIK #896961

                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004
                   POST-EFFECTIVE AMENDMENT NO. 5 TO FORM S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                  Form N-8B-2

             VAN KAMPEN MERRITT EQUITY OPPORTUNITY TRUST, SERIES 4
                             (Exact Name of Trust)

                             VAN KAMPEN FUNDS INC.
                           (Exact Name of Depositor)

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

         (Complete address of Depositor's principal executive offices)


  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER
  Attention: A. Thomas Smith III, General Counsel     Attention: Mark J. Kneedy
  One Parkview Plaza                                  111 West Monroe Street
  Oakbrook Terrace, Illinois 60181                    Chicago, Illinois 60603
               (Name and complete address of agents for service)

     ( X ) Check if it is proposed that this filing will become effective on April 26, 1999 pursuant to paragraph (b) of Rule 485.

 VAN KAMPEN MERRITT EQUITY OPPORTUNITY TRUST, SERIES 4
 Van Kampen Merritt Global Telecommunications Trust, Series 1

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE
    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE TRUST
         The above-named series of Van Kampen Merritt Equity Opportunity Trust, Series 4 (the "Fund") is comprised of one unit investment trust, Van Kampen Merritt Global Telecommunications Trust, Series 1 (the "Trust" or "Global Telecommunications Trust"). The Global Telecommunications Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of equity securities issued by companies which provide equipment for or services to the telecommunications field including common stocks of foreign issuers, all of which are in American Depository Receipt form ("ADRs"). Unless terminated earlier, the Trust will terminate on July 15, 2001 and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.
                              PUBLIC OFFERING PRICE
         The Public Offering Price per Unit of the Trust is equal to the aggregate underlying value of the Equity Securities plus or minus cash, if any, in the Capital and Income Accounts, divided by the number of Units outstanding, plus the applicable sales charge. See "Summary of Essential Financial Information" in this Part One.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Date of this Prospectus is April 26, 1999


                                   Van Kampen
          VAN KAMPEN MERRITT GLOBAL TELECOMMUNICATIONS TRUST, SERIES 1
              Van Kampen Merritt Equity Opportunity Trust, Series 4
                   Summary of Essential Financial Information
                               As of March 4, 1999
                  Sponsor:     Van Kampen Funds Inc.
               Supervisor:     Van Kampen Investment Advisory Corp.
                               (An affiliate of the Sponsor)
                Evaluator:     American Portfolio Evaluation Services
                               (A division of an affiliate of the Sponsor)
                 Trustee:      The Bank of New York

                                                                                                            Global
                                                                                                      Telecommunications
                                                                                                             Trust
                                                                                                       ----------------
General Information
Number of Units                                                                                           1,518,711.723
Fractional Undivided Interest in Trust per Unit                                                         1/1,518,711.723
Public Offering Price:
      Aggregate Value of Securities in Portfolio (1)                                                  $      62,406,893
      Aggregate Value of Securities per Unit (including accumulated dividends)                        $           41.09
      Sales charge 2.4% (2.459% of Aggregate Value of Securities excluding principal cash)
         per Unit (3)                                                                                 $            1.02
      Public Offering Price per Unit (2)(3)                                                           $           42.11
Redemption Price per Unit                                                                             $           41.09
Secondary Market Repurchase Price per Unit                                                            $           41.09
Excess of Public Offering Price per Unit Over Redemption Price per Unit                               $            1.02
Supervisor's Annual Supervisory Fee                 Maximum of $.005 per Unit
Evaluator's Annual Fee                              Maximum of $.005 per Unit
      Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock
      Exchange next following receipt of an order for a sale or purchase of
      Units or receipt by The Bank of New York of Units tendered for redemption.
Date of Deposit                                     January 4, 1994
Mandatory Termination Date                          July 15, 2001
Minimum Termination Value
               The Trust may be terminated if the net asset value of such Trust is less than $500,000 unless the net asset value of such Trust deposits has exceeded $15,000,000, then the Trust Agreement may be terminated if the net asset value of such Trust is less than
               $3,000,000.
Special Information
Calculation of Estimated Net Annual Dividends per Unit
   Estimated Gross Annual Dividends per Unit        $ .54992
   Less: Estimated Expenses per Unit                $ .03167
   Estimated Net Annual Dividends per Unit          $ .51825
Trustee's Annual fee                                $.0016 per Unit
Income Distribution Record Date                     TENTH day of March, June, September and December.
Income Distribution Date                            TWENTY-FIFTH day of March, June, September and December.
Capital Account Record Date                         TENTH day of December.
Capital Account Distribution Date                   TWENTY-FIFTH day of December.

--------------------------------------------------------------------------------
(1)  Equity Securities listed on a national securities exchange are valued at the closing sale price, or if no such price exists or if the Equity
     Security is not listed, at the closing bid price thereof.

(2) Anyone ordering Units will have included in the Public Offering Price a pro rata share of any cash in Income and Capital Accounts.

(3) Effective on each January 4, commencing January 4, 1995, the secondary sales charge will decrease by .5 of 1% to a minimum sales charge of 1.5%.
     See "Public Offering-Offering Price" in Part Two.

                                    PORTFOLIO

   The Van Kampen Merritt Global Telecommunications Trust consists of several different issues of Equity Securities, which are primarily issued by companies which provide equipment for or services to the telecommunications field including common stocks of foreign issuers, all of which are ADRs. All the
Equity Securities are listed on a national securities exchange, the NASDAQ
National Market System or are traded in the over-the-counter market.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $       18.82  $       16.47  $       19.73 $       19.91  $       26.30
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $       16.47  $       19.73  $       19.91 $       26.30  $       39.11
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment income including accumulated dividends paid on Units redeemed (average Units
   outstanding for entire period)..........   $        0.46  $        0.45  $        0.50 $        0.74  $        0.49
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Security
   sales redemption proceeds (average
   Units outstanding for entire period)....   $          --  $          --  $        0.16 $        0.46  $        1.07
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Equity Securities (per Unit outstanding
   at end of period).......................   $      (2.03)  $        3.51  $        0.19 $        6.76  $       13.05
                                               ============   ============   ============  ============   ============
Units outstanding at end of period.........       2,849,994      2,523,843      1,954,230     1,638,654      1,512,204

--------------------------------------------------------------------------------
(1)  For the period from January 4, 1994 (date of deposit) through December 31,
     1994.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen Merritt Equity Opportunity Trust, Series 4 (Van Kampen Merritt Global Telecommunications Trust, Series 1):
   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen Merritt Equity Opportunity Trust, Series 4 (Van Kampen Merritt Global Telecommunications Trust, Series 1) as of December 31, 1998, and the related statements of operations and changes in net assets for the three years ended December 31, 1998. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Equity Opportunity Trust, Series 4 (Van Kampen Merritt Global Telecommunications Trust, Series 1) as of December 31, 1998, and the related statements of operations and changes in net assets for the three years ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   March 12, 1999

              VAN KAMPEN MERRITT EQUITY OPPORTUNITY TRUST, SERIES 4
                             Statements of Condition
                                December 31, 1998
                                                                                                         Global
                                                                                                    Telecommunications
                                                                                                          Trust
                                                                                                      ------------
Trust property
   Securities at market value, (cost $26,853,343) (note 1) .........................................  $ 61,130,960
   Accumulated dividends ...........................................................................       147,582
                                                                                                      ------------

                                                                                                      $ 61,278,542
                                                                                                      ============
Liabilities and interest to Unitholders
   Cash overdraft ..................................................................................  $  2,109,153
   Interest to Unitholders .........................................................................    59,141,821
   Redemptions payable .............................................................................        27,568
                                                                                                      ------------
                                                                                                      $ 61,278,542
                                                                                                      ============

                          Analyses of Net Assets

Interest of Unitholders (1,512,204 Units of fractional undivided interest outstanding)
   Cost to original investors of 2,865,500 Units (note 1) ..........................................  $ 55,912,314
      Less initial underwriting commission (note 3) ................................................     2,705,243
                                                                                                      ------------

                                                                                                        53,207,071
      Less redemption of 1,353,296 Units ...........................................................    28,410,172
                                                                                                      ------------
                                                                                                        24,796,899
   Undistributed net investment income
      Net investment income ........................................................................     5,315,806
      Less distributions to Unitholders ............................................................     5,495,264
                                                                                                      ------------
                                                                                                          (179,458)
   Realized gain (loss) on Security sale or redemption .............................................     3,105,615
   Unrealized appreciation (depreciation) of Securities (note 2) ...................................    34,277,617
   Distributions to Unitholders of Security sale or redemption proceeds ............................    (2,858,852)
                                                                                                      ------------
         Net asset value to Unitholders ............................................................  $ 59,141,821
                                                                                                      ============
Net asset value per Unit (Units outstanding of 1,512,204) ..........................................  $      39.11
                                                                                                      ============


        The accompanying notes are an integral part of these statements.

          VAN KAMPEN MERRITT GLOBAL TELECOMMUNICATIONS TRUST, SERIES 1
                            Statements of Operations
                            Years ended December 31,
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Dividend income.........................................................    $ 1,195,537  $ 1,103,603  $   988,163
   Expenses
      Trustee fees and expenses................................................        32,898       27,495       76,515
      Evaluator fees...........................................................        13,753       11,141        9,382
      Supervisory fees.........................................................        12,235        9,961        9,201
                                                                                 ------------  ------------ -----------
         Total expenses........................................................        58,886       48,597       95,098
                                                                                 ------------  ------------ -----------
      Net investment income....................................................     1,136,651    1,055,006      893,066
   Realized gain (loss) from Security sale or redemption
      Proceeds.................................................................    11,291,237    7,611,460    4,798,850
      Cost.....................................................................    10,875,430    6,624,912    2,910,442
                                                                                 ------------  ------------ -----------
         Realized gain (loss) .................................................       415,807      986,548    1,888,408
   Net change in unrealized appreciation (depreciation) of Securities..........       369,706   11,077,533   19,738,775
                                                                                 ------------  ------------ -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........    $ 1,922,164  $13,119,087  $22,520,248
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                            Years ended December 31,

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $ 1,136,651  $ 1,055,006  $   893,065
      Realized gain (loss) on Security sale or redemption......................       415,807      986,548    1,888,408
      Net change in unrealized appreciation (depreciation) of Securities.......       369,706   11,077,533   19,738,775
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......     1,922,164   13,119,087   22,520,248
   Distributions to Unitholders from:
      Net investment income....................................................    (1,134,380)  (1,303,866)    (774,856)
      Securities sale or redemption proceeds...................................      (365,000)    (808,161)  (1,685,691)
   Redemption of Units.........................................................   (11,293,908)  (7,248,922)  (4,009,083)
                                                                                 ------------  ------------ -----------
         Total increase (decrease) ............................................   (10,871,124)   3,758,138   16,050,618
   Net asset value to Unitholders
      Beginning of period......................................................    49,786,077   38,914,953   43,091,203
      Additional Securities purchased from proceeds of Unit Sales..............            --      418,112           --
                                                                                 ------------  ------------ -----------
      End of period (including undistributed (overdistributed) net investment
         income of ($48,807), ($297,667) and $(179,458), respectively) ........   $38,914,953  $43,091,203  $59,141,821
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

VAN KAMPEN MERRITT GLOBAL TELECOMMUNICATIONS TRUST, SERIES 1                         PORTFOLIO as of December 31, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                         Valuation of
Number                                                                                   Market Value     Securities
of Shares         Name of Issuer                                                          Per Share       (Note 1)
---------------   ------------------------------------------------------------------------------------   -------------
         52,045   Airtouch Communications                                              $      72.1250 $      3,753,746
----------------------------------------------------------------------------------------------------------------------
         43,091   ALLTEL Corporation                                                          59.8125        2,577,380
----------------------------------------------------------------------------------------------------------------------
         20,702   American Telephone and Telegraph Company (AT&T)                             75.2500        1,557,826
----------------------------------------------------------------------------------------------------------------------
         58,528   Ameritech Corporation                                                       63.3750        3,709,212
----------------------------------------------------------------------------------------------------------------------
         82,763   Bell Atlantic Corporation                                                   56.8125        4,701,973
----------------------------------------------------------------------------------------------------------------------
         17,384   British Telecommunications Plc                                             151.6875        2,636,935
----------------------------------------------------------------------------------------------------------------------
         43,382   Cable and Wireless Plc                                                      36.7500        1,594,288
----------------------------------------------------------------------------------------------------------------------
         41,963   Comcast Corporation                                                         58.6875        2,462,704
----------------------------------------------------------------------------------------------------------------------
         49,828   Compania de Telef de Chile                                                  20.6875        1,030,817
----------------------------------------------------------------------------------------------------------------------
         63,464   Frontier Corporation                                                        34.0000        2,157,776
----------------------------------------------------------------------------------------------------------------------
         31,794   GTE Corporation                                                             67.4375        2,144,108
----------------------------------------------------------------------------------------------------------------------
         48,347   Hong Kong Telecommunications, Ltd.                                          17.5625          849,094
----------------------------------------------------------------------------------------------------------------------
         14,519   Lucent Technologies                                                        110.0000        1,597,090
----------------------------------------------------------------------------------------------------------------------
         47,472   MCI Worldcom Incorporated                                                   71.7500        3,406,116
----------------------------------------------------------------------------------------------------------------------
         21,783   Mediaone Group Incorporated                                                 47.0000        1,023,801
----------------------------------------------------------------------------------------------------------------------
          1,460   NCR Corporation                                                             41.7500           60,955
----------------------------------------------------------------------------------------------------------------------
         15,974   NEXTEL Communications, Incorporated                                         23.6250          377,386
----------------------------------------------------------------------------------------------------------------------
         30,556   Philippine Long Distance Telephone Company                                  25.9375          792,546
----------------------------------------------------------------------------------------------------------------------
         38,118   Rogers Cantel Mobile Communications                                         12.1875          464,563
----------------------------------------------------------------------------------------------------------------------
         85,162   SBC Communications                                                          53.6250        4,566,812
----------------------------------------------------------------------------------------------------------------------
         32,205   Sprint Corporation (Phone Group)                                            84.1250        2,709,246
----------------------------------------------------------------------------------------------------------------------
         16,105   Sprint Corporation (PCS Group)                                              23.1250          372,428
----------------------------------------------------------------------------------------------------------------------
         31,166   Telefonica de Espana                                                       135.3750        4,219,097
----------------------------------------------------------------------------------------------------------------------
        16, 544   Telefonos de Mexico                                                         48.6875          805,486
----------------------------------------------------------------------------------------------------------------------
         21,447   Telephone and Data Systems, Incorporated                                    44.9375          963,775
----------------------------------------------------------------------------------------------------------------------
         50,507   Time Warner, Incorporated                                                   62.0625        3,134,591
----------------------------------------------------------------------------------------------------------------------
         24,087   U.S. West                                                                   64.6250        1,556,622
----------------------------------------------------------------------------------------------------------------------
         36,646   Vodafone Group Plc                                                         161.1250        5,904,587
---------------                                                                                       ----------------
      1,037,042                                                                                       $     61,130,960
===============                                                                                       ================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

              VAN KAMPEN MERRITT EQUITY OPPORTUNITY TRUST, SERIES 4
                          Notes to Financial Statements
                        December 31, 1996, 1997 and 1998
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Securities listed on a national securities exchange are valued at the last closing sales price or, if not so listed, on the closing bid price.

   Security Cost - The original cost to the Trust of the Securities was based, for Securities listed on a national securities exchange, on the closing sale prices on the exchange. In each case, the costs were determined on the day of the various Dates of Deposit.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value as described in Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust has elected and intends to qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code (the "Code" ). If the Trust so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at December 31, 1998 is as follows:



                                      Global
                                Telecommunications
                                       Trust
                                  --------------
   Unrealized Appreciation        $   35,884,364
   Unrealized Depreciation            (1,606,747)
                                  --------------
                                  $   34,277,617
                                  ==============
NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the underlying value of the Securities per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Securities. The secondary market cost to investors is based on the determination of the underlying value of the Securities per Unit on the date of an investor's purchase plus a sales charge of 4.9% of the public offering price which is 5.152% of the underlying value of the Securities. Effective on each January 4, commencing January 4, 1995, the secondary sales charge will decrease by .5 of 1% to a minimum sales charge of 1.5%.

   Compensation of Evaluator and Supervisor - the Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.005 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to all applicable Trusts). The Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During the three years ended December 31, 1996, 1997 and 1998, 569,613 Units, 315,576 Units and 126,450 Units, respectively, were presented for redemption.


                         GLOBAL TELECOMMUNICATIONS TRUST

                               Prospectus Part Two
--------------------------------------------------------------------------------

   The Fund. Van Kampen Merritt Equity Opportunity Trust (the "Fund") is comprised of separate and distinct unit investment trusts, including the Global Telecommunications Trust (the "Global Telecommunications Trust" or the "Trust"). The Global Telecommunications Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of equity securities issued by companies which provide equipment for or services to the telecommunications field including common stocks of foreign issuers, all of which are in American Depositary Receipt form ("ADRs"). Unless terminated earlier, the Trust will terminate on the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One of this Prospectus and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

   Objectives of the Trust. The objectives of the Global Telecommunications Trust is to provide the potential for capital appreciation and income, consistent with the preservation of capital, by investing in a portfolio of equity securities diversified within the telecommunications industry ("Equity Securities"). See "Portfolio" in Part One of this Prospectus. There is, of course, no guarantee that the objective of the Trust will be achieved.

   Public Offering Price. The secondary market Public Offering Price of the Trust will include the aggregate underlying value of the Securities in the Trust, the applicable sales charge as described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. See "Public Offering".

   Estimated Annual Distributions. The estimated annual dividend distributions per unit will vary with changes in fees and expenses of a Trust, with changes in dividends received and with the sale or liquidation of Securities; therefore, there is no assurance that the annual dividend distribution will be realized in the future.

   Distributions. Distributions of dividends received, and capital, if any, received by the Trust will be paid in cash on the applicable Distribution Date to Unitholders of record on the record date as set forth in the "Summary of Essential Financial Information" in Part One of this Prospectus. Any distribution of income and/or capital will be net of the expenses of the applicable Trust. See "Federal Taxation." Additionally, upon termination of each Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unitholder his pro rata share of each Trust's assets, less expenses, in the manner set forth under "Rights of Unitholders--Distributions of Income and Capital".

   Termination. Commencing on the Mandatory Termination Date as specified in Part One, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days prior to the Mandatory Termination Date for the Trust the Trustee will provide written notice thereof to all Unitholders. Unitholders not electing a distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Trust Administration--Reinvestment Option."

   Units of the Fund are not deposits or obligations of, and are not guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve investment risk, including the possible loss of principal.


      NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

                      Both parts of this Prospectus should
              be retained for future reference. This Prospectus is
                  dated as of the date of the Prospectus Part I
                      accompanying this Prospectus Part II.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Reinvestment Option. Unitholders of any Van Kampen-sponsored unit investment trust may utilized their redemption or termination proceeds to purchase units of any other Van Kampen trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases). Unitholders have the option of having distributions reinvested into additional Units of the Trust if Units are available at the time of reinvestment as described herein. See "Rights of Unitholders-- Reinvestment Option".

   Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including the possible deterioration of either the financial condition of the issuers or the general condition of the stock market and currency fluctuations, the lack of adequate financial information concerning an issuer and exchange control restrictions impacting foreign issuers. See "Risk Factors".

 THE TRUST

   Van Kampen Merritt Equity Opportunity Trust (the "Fund") is comprised of separate and distinct unit investment trusts, including Van Kampen Merritt Global Telecommunications Trust. The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), among Van Kampen Funds, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator, Van Kampen Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee, or their predecessors.

   The Trusts may be appropriate mediums for investors who desire to participate in a portfolio of equity securities with greater diversification than they might be able to acquire individually. Diversification of assets in the Trust will not eliminate the risk of loss always inherent in the ownership of securities. For a breakdown of the portfolio see "Portfolio" in Part One of this Prospectus.

   Each Unit represents a fractional undivided interest in the Trust involved. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

 OBJECTIVES AND SECURITIES SELECTION

   The objective of the Global Telecommunications Trust is to provide investors with the potential for capital appreciation and income. The portfolio of the Trust is described under "Trust Portfolio" herein and under "Portfolio" in Part One of this Prospectus. An investor will be subjected to taxation on the dividend income received from the Fund and on gains from the sale or liquidation of Securities (see "Federal Taxation"). Investors should be aware that there is not any guarantee that the objectives of the Trust will be achieved because they are subject to the continuing ability of the respective Security issuers to continue to declare and pay dividends and because the market value of the Securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Equity Securities will pay dividends on outstanding common shares. Any distributions of income will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions.

   In selecting Securities for the Global Telecommunications Trust the following factors, among others, were considered: (a) the issuer's position within the industry, (b) breadth and stability of the issuer's business base and (c) growth potential.

   Investors should note that the above criteria were applied to the Securities selected for inclusion in the Trust as of the date the Trust was created. Subsequent thereto, the Equity Securities may no longer meet such criteria. Should an Equity Security no longer meet such criteria, such Equity Security will not as a result thereof be removed from the portfolio of the Trust.

   Investors should be aware that the Fund is not a "managed" trust and as a result the adverse financial condition of a company will not result in its elimination from the portfolio except under extraordinary circumstances (see "Trust Administration--Portfolio Administration"). In addition, Securities will not be sold by a Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the securities were selected by the Sponsor as of the date the Securities were purchased by the Trust. The Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for such Trust.

 TRUST PORTFOLIO

   The Global Telecommunications Trust initially consisted of several different issues of Equity Securities, all of which are issued by companies which provide equipment for or services to the telecommunications field including common stocks of foreign issuers, all of which are ADRs. The Equity Securities in the portfolio are listed on a national securities exchange, the NASDAQ National Market System or are traded in the over-the-counter market.

   The Trust consists of such of the Securities listed under "Portfolio" in Part One of this Prospectus as may continue to be held from time to time in the Trusts together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

   Because certain of the Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the Portfolio is not managed, the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances. Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

 RISK FACTORS

   Equity Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities may be expected to fluctuate over the life of the Fund to values higher or lower than those prevailing on the date of purchase by a Unitholder.

   Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

   Telecommunications Industry. The Global Telecommunications Trust concentrates its assets in the telecommunications industry and, as a result, the value of the Units of such Trust may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulations and the products and services of telecommunications companies may be subject to rapid obsolescence. These factors could affect the value of the Global Telecommunications Trust's Units. Telephone companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered. Certain types of companies represented in the Global Telecommunications Trust portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility. While the Global Telecommunications Trust portfolio concentrates on the securities of established suppliers of traditional telecommunications products and services, the Trust also invests in smaller telecommunications companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater risk than large, established issuers. Such smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

   The telecommunications industry has been one of the fastest growing, most rapidly changing market sectors. Demand for networking technologies and interactive communication services has prompted worldwide activity, positioning the industry for rapid growth and future expansion. Its growing customer base, increasing cost efficiency and technological breakthroughs add greater stability to its current position in the marketplace. There can be no assurance, however, that future growth or technological developments will be realized.

   Telecommunications is the facilitator of ideas, messages and information that can be found in a variety of formats, including speech, images, writing and signals. Companies within this field may provide customers with telecommunication equipment and services, ongoing research and technological development. Specific services of these companies (provided on a daily basis) may include: worldwide telephone systems, wireless services and equipment (cellular telephones, pagers), data and voice transmission, computers, electronic equipment, video systems, and television and radio transmission.

   In addition, the Telecommunications Act of 1996 is designed to open local telephone services to competition. The Telecommunications Act is expected to have a significant impact on the telecommunications industry. In particular, companies within the local exchange and long distance markets will be subject to substantially increased competition from other long distance carriers, competitive access providers and cable companies, among others. Telecommunications companies will need to be able to adapt to an increasingly innovative and competitive marketplace with many companies offering combined video, internet and telephonic services. This increased competition and the changing regulatory environment within the telecommunications industry could have a material adverse impact on certain issuers of the Securities.

   Research in areas such as fiber optics and digital compression may lead to further investment opportunities in the likely creation and deployment of interactive services. Further, the industry is diversified into many different sectors, with companies focused on established technologies, and those engaged in development or emerging technologies.

   Foreign Issuers. Since certain of the Equity Securities in certain of the Trusts are securities of foreign issuers, an investment in these Trusts involves some investment risks that are different in some respects from an investment in a trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of dividends on the relevant Equity Securities. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of Equity Securities included in the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance.

   The securities of the foreign issuers in the Trusts are in ADR form. ADRs evidence American Depository Receipts which represent common stock deposited with a custodian in a depositary. American Depositary Shares, and receipts therefore (ADRs), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the term ADR generally includes American Depositary Shares. ADRs may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the ADR holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues an ADR generally charges a fee, based on the price of the ADR, upon issuance and cancellation of the ADR. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying shares represented by the ADR than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from applications of the tax laws of one nation to nationals of another and from certain practices in the ADR market may also exist with respect to certain ADRs. In varying degrees, any or all of these factors may affect the value of the ADR compared with the value of the underlying shares in the local market. In addition, the rights of holders of ADRs may be different than those of holders of the underlying shares, and the market for ADRs may be less liquid than that for the underlying shares. ADRs are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

   For those Equity Securities that are ADRs, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Equity Securities. The foreign issuers of securities that are ADRs may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in ADR form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

   On the basis of the best information available to the Sponsor at the Initial Date of Deposit, none of the Equity Securities are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of dividends due on, or proceeds from the sale of, the Equity Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trusts. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of the Trusts to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

   General. The Trust consists of such of the Securities listed under "Portfolio" as may continue to be held from time to time in such Trust in Part One of this Prospectus together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

   Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Although the portfolios are not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. See "Trust Administration." Equity Securities, however, will not be sold by a Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

   Unitholders will be unable to dispose of any of the Equity Securities as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

   Year 2000 Readiness Disclosure. These two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998. If computer systems used by the Sponsor, Evaluator, Supervisor, Trustee or other service providers to the Trust do not properly process date-related information after December 31, 1999, the resulting difficulties could adversely impact the Trust. This is commonly known as the "Year 2000 Problem". The Sponsor, Evaluator, Supervisor and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trust are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on the Trust. This problem may impact corporations to varying degrees based on factors such as industry sector and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers of the Securities.

   In addition, computer failures throughout the financial services industry beginning January 1, 2000 could have a detrimental affect on the markets for the Securities. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may adversely affect issuers and overall economic uncertainties. Remediation costs will affect the earnings of individual issuers. These costs could be substantial. Issuers may report these costs inconsistently in U.S. and foreign financial markets. All of these issues could adversely affect the Securities and the Trust.

 FEDERAL TAXATION

   The Trust has elected and intends to qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders. In addition, to the extent the Trust timely distributes to Unitholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Because the Trust intends to timely distribute its taxable income (including any net capital gain), it is anticipated that the Trust will not be subject to federal income tax or the excise tax.

   Distributions to Unitholders of the Trust's taxable income, other than distributions which are designated as capital gain dividends, will be taxable as ordinary income to Unitholders, except that to the extent that distributions to a Unitholder in any year exceed the Trust's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the Unitholder's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below.

   Although distributions generally will be treated as distributed when paid, distributions declared in October, November or December payable to Unitholders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by the Trust (and received by the Unitholder) on December 31 of the year such distributions are declared.

   Distributions of the Trust's net capital gain which are properly designated as capital gain dividends by the Trust will be taxable to Unitholders as long-term capital gain, regardless of the length of time the Units have been held by a Unitholder. A Unitholder may recognize a taxable gain or loss if the Unitholder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will generally be a capital gain or loss, except in the case of a dealer or a financial institution. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note, however, that the 1998 Tax Act and the Taxpayer Relief Act of 1997 (the "1997 Tax Act") provide that the application of the rules described above in the case of pass-through entities such as the Trust will be prescribed in future Treasury Regulations. Note that if a Unitholder holds Units for six months or less and subsequently sells such Units at a loss, the loss will be treated as a long-term capital loss to the extent that any long-term capital gain distribution is made with respect to such Units during the six-month period or less that the Unitholder owns the Units.

   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. The 1997 Tax Act includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period.

   Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trust is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge.

   Distributions which are taxable as ordinary income to Unitholders will constitute dividends for federal income tax purposes. When Units are held by corporate Unitholders, Trust distributions may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction, to the extent the distribution is attributable to dividends received by the Trust from United States corporations (other than Real Estate Investment Trusts) and is designated by the Trust as being eligible for such deduction. To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. The Trust will provide each Unitholder with information annually concerning what part of the Trust distributions are eligible for the dividends received deduction.

   The Trust may elect to pass through to the Unitholders the foreign income and similar taxes paid by the Trust in order to enable such Unitholders to take a credit (or deduction) for foreign income taxes paid by the Trust. If such an election is made, Unitholders of the Trust, because they are deemed to own a pro rata portion of the foreign securities held by the Trust, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the Trust and also their portion of the amount which the Trust deems to be the Unitholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Trust from its foreign investments. Unitholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. The 1997 Tax Act imposes a required holding period for such credits. Unitholders should consult their tax advisers regarding this election and its consequences to them.

   Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Trust so long as the Units are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the Units are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other noncorporate) Unitholders in excess of the distributions received from the Trust.

   Distributions reinvested into additional Units of the Trust will be taxed to a Unitholder in the manner described above (i.e., as ordinary income, long-term capital gain or as a return of capital).

   Under certain circumstances a Unitholder may be able to request an in kind distribution upon redemption of Units or termination of the Trust. Unitholders electing an in kind distribution of shares of Securities should be aware that the exchange is subject to taxation and Unitholders will recognize gain or loss (subject to various nonrecognition provisions of the Code) based on the value of the Securities received. Investors electing an in kind distribution should consult their own tax advisors with regard to such transaction.

   The federal tax status of each year's distributions will be reported to Unitholders and to the Internal Revenue Service. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding.

   The foregoing discussion relates only to the federal income tax status of the Trust and to the tax treatment of distributions by the Trust to United States Unitholders.

   A Unitholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Trust which constitute dividends for Federal income tax purposes (other than dividends which the Trust designates as capital gain dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Trust that are designated by the Trust as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and
(iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units. Units in the Trust and Trust distributions may also be subject to state and local taxation and Unitholders should consult their tax advisers in this regard.

 TRUST OPERATING EXPENSES

   Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trust However, Van Kampen Investment Advisory Corp., which is an affiliate of the Sponsor, will receive an annual supervisory fee, payable in monthly installments, which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus, for providing portfolio supervisory services for the Trust. Such fee (which is based on the number of Units outstanding on January 1 of each year) may exceed the actual costs of providing such supervisory services for this Fund, but at no time will the total amount received for portfolio supervisory services rendered to Series 1 and subsequent series of Van Kampen Merritt Equity Opportunity Trust in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. In addition, the Evaluator, which is a division of Van Kampen Investment Advisory Corp., shall receive as an annual per Unit evaluation fee, payable in monthly installments, for regularly evaluating each Trust's portfolio that amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus (which is based on the outstanding number of Units on January 1 of each year). Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering--Sponsor and Dealer Compensation".

   Trustee's Fee. For its services the Trustee will receive as an annual per Unit fee from the Trust that amount set forth under "Summary of Essential Information" in Part One of this Prospectus (which is based on the outstanding number of units on January 1 of each year). The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Income Account to the extent funds are available and then from the Capital Account. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration".

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust,
(b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part and (g) expenditures incurred in contacting Unitholders upon termination of the Trust. The Trust may pay the cost of updating its registration statement each year. Unit investment trust sponsors have historically paid these costs.

   The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owning to the Trustee, they are secured by a lien on the portfolio of the Trust. Since the Securities are all common stocks, and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts. These sales may result in capital gains or losses to Unitholders. See "Federal Taxation".

 PUBLIC OFFERING

   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the aggregate underlying value of the Securities in the Trust, an applicable sales charge (which will be reduced annually by .5 of 1% to a minimum sales charge of 1.5%), and cash, if any, in the Income and Capital Accounts held or owned by the Trust.
   Employees of Van Kampen Funds, Inc. and its affiliates may purchase Units of each Trust at the current Public Offering Price less the dealer's concession described below. Registered representatives of selling underwriters, brokers, dealers, or agents may purchase Units of the Fund at the current Public Offering Price less the dealer's concession described below.

   Units may be purchased in the secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Unit Distribution" below) by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in the Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

   Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Securities in a Trust.

   The price of the Units as of the opening of business on the date stated in the "Summary of Essential Financial Information" in Part One of this Prospectus was established by adding to the determination of the aggregate underlying value of the Securities an amount initially equal to 5.152% of such value and dividing the sum so obtained by the number of Units outstanding. The Public Offering Price value shall include the proportionate share of any cash held in the Capital Account. This computation produced a gross sales commission initially equal to 4.9% of the Public Offering Price for the Trust. The Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the close of trading on the New York Stock Exchange (which is presently 4:00 P.M. New York time) on days the New York Stock Exchange is open and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the Trustee, Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. Such sales charge will be reduced annually, as set forth in "Summary of Essential Financial Information" in Part One of this Prospectus, by .5 of 1% to a minimum sales charge of 1.5%.

   The value of the Equity Securities is determined on each business day by the Evaluator based on the closing sale prices on the day the valuation is made for Securities listed on a national stock exchange or, if no such price exists, at the mean between bid and offering prices on the day the valuation is made.
The Treasury Obligations will be valued on the bid prices thereof.

   In offering the Units to the public, neither the Sponsor, the Underwriters, nor any broker-dealers are recommending any of the individual Securities in the Trust but rather the entire pool of Securities, taken as a whole, which are represented by the Units.

   Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described.

   Broker-dealers or others will be allowed a concession or agency commission of 70% of the sale charge in connection with the distribution of Units.

   Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

   To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 250 Units and 50 Units for a tax-sheltered retirement plan. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   Sponsor and Dealer Compensation. The Sponsor and dealers will receive the gross sales commission as described under "Public Offering--General" above. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   As stated under "Public Market" below, the Sponsor intends to, and certain dealers maintain a secondary market for Units of each Trust. In so maintaining a market, the Sponsor and any such dealers will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold. In addition, the Sponsor and any such dealers will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

   Public Market. Although they are not obligated to do so, the Sponsor intends to, and certain of the other Underwriters may, maintain a market for the Units offered hereby and offer continuously to purchase Units at prices subject to change at any time, based upon the aggregate underlying value of the Equity Securities in the Trust. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or Underwriters may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

   Tax-Sheltered Retirement Plans. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans. The minimum purchase in connection with a tax-sheltered retirement plan is 50 Units of the Trust.

  RIGHTS OF UNITHOLDERS

   Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof.

   Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Distributions of Income and Capital. Any dividends received by the Trust with respect to the Equity Securities therein are credited by the Trustee to the Income Account. Other receipts (e.g., capital gains, proceeds from the sale of Securities, return of principal, etc.) are credited to the Capital Account. The Trustee will distribute any net income other than accredit interest received with respect to any of the Securities in the Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Dates. See "Summary of Essential Financial Information" in Part One of the Prospectus. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Capital Account Distribution Date to Unitholders of record on the preceding Capital Account Record Date. Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to such Capital Account. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

   The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the cash in the Income Account after deducting estimated expenses. Because dividends are not received by the Trusts at a constant rate throughout the year, such distributions to Unitholders are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of Units, and thereby a Unitholder of record, on the date of settlement provided payment has been received. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

   On or before the tenth day of each month, the Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

   Reinvestment Option. Unitholders may elect to have each distribution of income, capital gains and/or capital on their Units automatically reinvested in additional Units without a sales charge (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides). To participate in the reinvestment plan, a Unitholder may either contact his or her broker or agent or file with the Trustee a written notice of election at least ten days prior to the Record Date for which the first distribution is to apply. A Unitholder's election to participate in the reinvestment plan will apply to all Units of the applicable Trust owned by such Unitholder and such election will remain in effect until changed by the Unitholder.

   Reinvestment plan distributions may be reinvested in Units of the Trust already held in inventory by the Sponsor (see "Public Offering--Public Market") or, until such time as additional Units cease to be issued by the Trust (see "The Trust"), distributions may be reinvested in such additional Units. If Units are unavailable in the secondary market, distributions which would otherwise have been reinvested shall be paid in cash to the Unitholder on the applicable Distribution Date.

   Purchases made pursuant to the reinvestment plan will be made without a sales charge at the net asset value for Units as of the Evaluation Time on the related Income or Capital Distribution Dates. Under the reinvestment plan, the Trust will pay the Unitholder's distributions to the Trustee which in turn will purchase for such Unitholder full and fractional Units of the appropriate Trust and will send such Unitholder a statement reflecting the reinvestment.

   A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and its investment adviser shall have the right to terminate at any time the reinvestment plan relating to such Reinvestment Fund and the Sponsor shall have the right to suspend or terminate the reinvestment plan for reinvestment in additional Units of the Trust at any time.

   Reports Provided. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Sponsor deems it to be in the best interest of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Income
Account: income received, deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom, the results of In Kind Distributions in connection with redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts.

   In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in a Trust furnished to it by the Evaluator.

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender the Unitholder will be entitled to receive in cash (unless the redeeming Unitholder elects an In Kind Distribution as indicated below) an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the close of trading on the New York Stock Exchange (which is currently 4:00 P.M. New York time) the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

   The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions. The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the portfolio supervisor for this purpose. Units so redeemed shall be cancelled.

   To the extent that Securities are sold, the size of the Trust will be, and the diversity of such Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption.

   The Redemption Price per Unit will be determined on the basis of the aggregate underlying value of the Equity Securities plus or minus cash, if any, in the Income and Capital Accounts. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in such Trust or monies in the process of being collected and (ii) the value of the Securities in such Trust, less (a) amounts representing taxes or other governmental charges payable out of such Trust, (b) any amount owing to the Trustee for its advances and (c) the accrued expenses of such Trust. The Evaluator may determine the value of a Securities in the Trust in the following manner: if the Securities are listed on a national securities exchange, the evaluation will generally be based on the last available sale price on the exchange (unless the Evaluator deems the price inappropriate as a basis for evaluation) or, if there is no last available sale price on the exchange, at the mean between the last available bid and offer prices.

   As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and the diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

 TRUST ADMINISTRATION

   Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the next succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

   The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

   Portfolio Administration. The portfolios of the Fund are not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. The Trust Agreement provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to a Trust. In addition, the Sponsor will instruct the Trustee to dispose of certain Securities and to take such further action as may be needed from time to time to ensure that the Trust continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under Section 851 of the Internal Revenue Code. Except as stated under "Trust Portfolios -- General" for failed securities, the acquisition by the Fund of any securities other than the Securities is prohibited. Pursuant to the Trust Agreement and with limited exceptions, the Trustee may sell any securities or other properties acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in such Trust and either sold by the Trustee or held in such Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Supervisor). Proceeds from the sale of Securities (or any securities or other property received by the Fund in exchange for Equity Securities) are credited to the applicable Capital Account for distribution to Unitholders or to meet redemptions.

   As indicated under "Rights of Unitholders" above, the Trustee may also sell Securities designated by the Supervisor, or if not so directed, in its own discretion, for the purpose of redeeming Units of a Trust tendered for redemption and the payment of expenses.

   When the Trust sells Securities, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for the Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

   Amendment or Termination. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, (as determined in good faith by the Sponsor and the Trustee) provided, however, that the Trust Agreement may not be amended to increase the number of Units. The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

   A Trust may be liquidated (1) at any time by consent of Unitholders representing 66 2/3% of the Units then outstanding, or (2) by the Trustee when the value of the Trust, as shown by any evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part One of the Prospectus. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One of this Prospectus.

   Commencing on the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sales of the Equity Securities. Written notice of any termination specifying the time or times at which Unitholders may surrender their certificates for cancellation, if any are then issued and outstanding, shall be given by the Trustee to each Unitholder so holding a certificate at his address appearing on the registration books of the Fund maintained by the Trustee. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. The Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Equity Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

   Within 60 days of the final distribution, Unitholders will be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.

   Limitations on Liabilities. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.


   The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

   The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

   Sponsor. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

     MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services.
     Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713)
993-0500. As of November 30, 1998, the total stockholders' equity of Van Kampen Funds Inc. was $135,236,000 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)
     As of September 30, 1997, the Sponsor and its Van Kampen affiliates managed or supervised approximately $65.3 billion of investment products, of which over $10.85 billion is invested in municipal securities. The Sponsor and its Van Kampen affiliates managed $54 billion of assets, consisting of $34.3 billion for 55 open-end mutual funds (of which 45 are distributed by Van Kampen Funds Inc.) $14.2 billion for 37 closed-end funds and $5.5 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.
   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   All costs and expenses incurred in creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of the Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the trust portfolio.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the number of Units of the Trust held by, every Unitholder of such Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders----Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000.


 OTHER MATTERS

   Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

   Independent Certified Public Accountants. The statement of condition and the related securities portfolio included in Part One of this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and audit.



CONTENTS OF POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT

    This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet
                                 The prospectus
                                 The signatures
                     The Consent of Independent Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Merritt Equity Opportunity Trust, Series 4, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chic ago and State of Illinois on the 26th day of April, 1999.

                           VAN KAMPEN MERRITT EQUITY OPPORTUNITY TRUST, SERIES 4
                                                                    (Registrant)

                                                        By VAN KAMPEN FUNDS INC.
                                                                     (Depositor)

                                                              By:  Gina Costello
                                                             Assistant Secretary
                                                                          (SEAL)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 26, 1999 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE               TITLE

Richard F. Powers III   Chairman and Chief Executive          )
                        Officer                               )

John H. Zimmerman III   President and Chief Operating         )
                        Officer                               )

William R. Rybak        Executive Vice President and          )
                        Chief Financial Officer               )

A. Thomas Smith III     Executive Vice President,             )
                        General Counsel and Secretary         )

Michael H. Santo        Executive Vice President              )


          Gina M. Costello______________
               (Attorney in Fact)*

--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 136 (File No. 333-70897) and the same are hereby incorporated herein by this reference.